Exhibit No. 32.1


FORM 10-SB
Leadpoint Consolidated Mines Company
File No. ________ (subject to change upon the effectiveness of this Form
                  10-SB filing)

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Registration Statement of Leadpoint Consolidated Mines Company (the "Company") on Form 10-SB for the years ended December 31, 2004 and 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 15, 2005
                                                 By: /s/ Glenn A. Little
                                                    ----------------------------
                                                                 Glenn A. Little
                                                         Chief Executive Officer
                                                     and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Leadpoint Consolidated Mines Company and will be retained by Leadpoint Consolidated Mines Company and furnished to the Securities and Exchange Commission or its staff upon request.